Exhibit 10.65

AMENDMENT TO GENERAL SECURITY AGREEMENT

THIS AGREEMENT is made this 31st day of December, 2014, by and between Centurian Investors, Inc., a Delaware corporation having an office at 1800 2nd Street, Suite 970, Sarasota, Florida 34236 (“Secured Party”), and Invisa, Inc., a Nevada corporation having a place of business at 1800 2nd Street, Suite 965, Sarasota, Florida 34236 (“Debtor”).

WHEREAS, Secured Party has lent funds to Debtor in exchange for a series of senior secured promissory notes (the “Prior Notes”) given by Debtor; and

WHEREAS, the parties entered into a General Security Agreement dated as of February 28, 2007 (the “Agreement”), pursuant to which Debtor has granted a security interest in assets of Debtor; and

WHEREAS, the parties are as of the date hereof replacing the Prior Notes with a consolidated senior secured promissory note (the “Replacement Note”); and

WHEREAS, the parties desire to amend the Agreement to reflect the terms of the Replacement Note;

NOW THEREFORE, in consideration of the premises, the terms of this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	The Agreement is hereby amended as follows:

a.	The term “Note” is the Replacement Note dated the date hereof.

b.	The term “Escrowed Shares” is hereby deleted from Sections 1 and 10 of the Agreement, effective as of the date hereof.

c.	The address of Debtor is the address first set forth above in this Agreement.

d.	Section 3, Subsection (h) of Section 4, Subsections (m), (n) and (o) of Section 5 and Subsection (e) of Section 13 of the Agreement are hereby deleted from the Agreement.

2.	Except as hereby amended, all provisions of the Agreement shall continue in full force and effect.

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IN WITNESS WHEREOF, the parties have executed this Amendment to General Security Agreement as of the date first set forth above.

INVISA, INC.		CENTURIAN INVESTORS, INC.

By:	/s/ Edmund C. King	By:	/s/ Howard R. Curd
	Edmund C. King		Howard R. Curd
	Chief Financial Officer		Chief Executive Officer

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